EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEYACT OF 2002

In connection with the Amended Report on Form 10-K/A for the period ended December 31, 2023 of Lottery.com Inc., a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Robert Stubblefield, Chief Financial Officer and Principal Accounting Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Amended Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Amended Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August __, 2018

June 3, 2024	By:	/s/ Robert Stubblefield
Robert Stubblefield, Chief Financial Officer, Principal Accounting Officer